CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 505,073	$ 576,299	$ 559,210
Other comprehensive income:
Prior service cost of defined benefit plan	867	(6,277)	(14,184)
Amortization of prior service cost of defined benefit plan	1,050	885	7,808
Amortization of deferred realized losses on cash flow hedges	3,632	3,622	3,622
Total Other Comprehensive Income/(Loss)	5,549	(1,770)	(2,754)
Comprehensive Income	$ 510,622	$ 574,529	$ 556,456